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Exhibit  99.1

                                    MORTGAGE

This Mortgage is made effective as of April 4, 2008, between 600 South Deacon LLC, a Michigan limited liability company ("Mortgagor"), whose address is 600 South Deacon a/k/a 12200 Pleasant, Detroit, MI 48127, and Deacon Enterprises, Inc., a Michigan Corporation ("Mortgagee"), whose address is 1138 Fox Chase Road, Bloomfield Hills, MI 48301. Mortgagor mortgages and warrants to Mortgagee and its successors and assigns lands located at 600 South Deacon, Wayne County, Michigan, described as follows:

         See attached Exhibit A.

Together with all buildings, hereditaments, appurtenances, and improvements, and the rents, income, and profits from the premises, to secure the performance of this agreement and the payment of the principal sum of Six Hundred Thousand ($600,000) Dollars, together with interest at the rate of Ten (10%) percent per annum from the date of the execution of this Mortgage on the unpaid principal until the Mortgage is fully paid. The principal and interest are payable according to the terms of a promissory note ("Note") bearing the same date as this Mortgage, which was executed and delivered to Mortgagee.

While the Mortgage remains in effect, Mortgagor agrees:

     1. To pay the principal and interest in the time and manner provided in the Note.

     2. To pay all taxes, assessments, water rates and other charges that may be levied or assessed on the premises within 30 days after the tax or other charge is due.

     3. To keep all improvements on the premises continually intact and in good order and repair.

     4. Not to commit any waste or to permit or knowingly suffer any unlawful use of the premises.

     5. To insure all buildings on the premises against loss or fire for the benefit of Mortgagor and Mortgagee.

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     6. If Mortgagor defaults and fails to cure the default within thirty (30)
     days after receipt of written notice thereof from Mortgagee, Mortgagee shall have the option, in addition to and not in lieu of all other rights and remedies provided by law, to do any or all of the following:

              A. Without notice, except as expressly required by law, to declare the principal sum secured by the Mortgage, together with all interest and all other sums secured by this Mortgage, to be immediately due and payable; to demand any installment payment due under the Note; and to institute any proceedings that Mortgagee deems necessary to collect and otherwise to enforce the indebtedness and obligations secured by this Mortgage and to protect the lien of this Mortgage.

              B. Begin foreclosure proceedings against the premises pursuant to applicable laws. The beginning of Mortgagee's foreclosure shall be deemed an exercise by Mortgagee of its option to accelerate the due date of all sums secured by this Mortgage. Mortgagor grants to Mortgagee, if there is an uncured default after expiration of the applicable grace period, the power to sell the premises at public auction by advertisement, without notice or hearing, except as required by Michigan statutes.

              C. Pay the charges if Mortgagor defaults in paying the taxes, assessments, water rates, liens, insurance, or other charges on the premises. The amounts so paid, with interest at the same rate as provided for the principal from the date of payment, are an additional lien on the premises. These payments shall be added to and become part of the debt secured by this Mortgage and shall become immediately due. In the case of payments or taxes, assessments, water rates, liens, insurance, or other charges, Mortgagee's receipt of such payment, from a proper officer or person, shall be conclusive evidence of the validity and amount of items paid by Mortgagee.

7. If the ownership of the premises becomes vested in a person other than Mortgagor, Mortgagee may deal with the successor(s) with reference to this Mortgage and the debt secured by this Mortgage in the same way as with Mortgagor, without in any manner vitiating or discharging Mortgagor's liability under this Mortgage or on the debt secured by this Mortgage.

8. This Mortgage shall be binding and inure to the heirs, assigns, and successors of the parties.

9. This Mortgage agreement was made on the date listed on the first page of this Mortgage.

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10. Notwithstanding any other provisions to the contrary contained in this
Mortgage, Mortgagor and Mortgagee acknowledge and agree that the City of Detroit has expressed an interest to take all or a portion of the premises adjoining the O'Brien Drain. Mortgagor shall have discretion to transfer fee title, and or grant easements or other rights and interests to the City of Detroit or any other governmental entity in connection therewith. Any proceeds payable in connection with any such transaction shall be retained by Mortgagor. Upon request by Mortgagor, Mortgagee shall consent in writing to any such transaction and promptly shall release this Mortgage with respect to any property interest so transferred. By acceptance of this Mortgage, Mortgagee acknowledges and agrees that Mortgagor may execute any such consent and/or release on Mortgagee's behalf, and the City of Detroit and any other third party may rely upon such consent and/or release as if it had been executed by Mortgagee.

11. The parties acknowledge that Mortgagor purchased the premises from Mortgagee on this date, and this Mortgage is being given to secure seller financing granted in connection with such purchase.

                                       MORTGAGOR
                                       600 SOUTH DEACON LLC, a Michigan limited liability company

                                       By:   /s/ Sebastien C. DuFort_
                                             -----------------------
                                       Sebastien DuFort
                                       Its: Manager
STATE OF ILLINOIS                 )
DuPAGE COUNTY                     )

The foregoing instrument was acknowledged before me this 4/3/08 by Sebastien DuFort the Manager of 600 SOUTH DEACON LLC, a Michigan limited liability company, on behalf of the company.

/s/ Susan C. Hogan
------------------

Notary public, State of Illinois, County of Will.

My commission expires 12/27/09.


Drafted by:                                                  When recorded return to:

Christopher M. Williams, Esq.                                Alan J. Ferrara, Esq.
Couzens, Lansky, Fealk, Ellis, Roeder, & Lazar, P.C.         Finkel Whitefield Selik Ferrara Feldman &
39395 W. 12 Mile Road, Suite 200                             Sherbin, P.C.
Farmington Hills, MI 48331                                   32300 Northwestern Highway
                                                             Farmington Hills, MI 48334


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                                  EXHIBIT "A"
Land situated in the City of Detroit, County of Wayne, and State of Michigan, to-wit:

CITY OF DETROIT

PARCEL 1 (FIRST PARCEL IN DEED RECORDED IN LIBER 19666, PAGE 781 AND FIRST PARCEL IN DEED RECORDED IN LIBER 27645, PAGE 313, WAYNE COUNTY RECORDS):
BEGINNING AT THE INTERSECTION OF THE SOUTHEASTERLY LINE OF PRIVATE CLAIM 125 AND THE NORTHERLY LINE OF MICHIGAN CENTRAL RAILROAD RIGHT OF WAY (100.00 FEET WIDE); THENCE NORTH 29 DEGREES EAST 695.88 FEET; THENCE NORTH 21 DEGREES 21 MINUTES 40 SECONDS WEST 17.25 FEET; THENCE SOUTH 58 DEGREES 01 MINUTES 57 SECONDS WEST
548.01 FEET; THENCE NORTH 60 DEGREES 59 MINUTES 33 SECONDS WEST 46.01 FEET TO THE DETROIT AND TOLEDO SHORE LINE RAILROAD RIGHT OF WAY 60.00 FEET WIDE; THENCE ALONG SAID RIGHT OF WAY BY A CURVE TO THE LEFT AND ARC DISTANCE OF 194.11 FEET WHOSE CHORD BEARS SOUTH 16 DEGREES 23 MINUTES 23 SECONDS WEST 193.96 FEET TO THE NORTHERLY LINE OF MICHIGAN CENTRAL RAILROAD RIGHT OF WAY; THENCE ALONG SAID RIGHT OF WAY BY A CURVE TO THE RIGHT AN ARC DISTANCE OF 286.25 FEET WHOSE CHORD BEARS SOUTH 53 DEGREES 15 MINUTES 42 SECONDS EAST 285.58 FEET TO THE POINT OF BEGINNING, TOGETHER WITH THE BENEFITS OF INGRESS AND EGRESS AFFORDED BY EASEMENT AGREEMENT RECORDED IN LIBER 24793, PAGE 808 AND IN EASEMENT RECORDED IN LIBER 24793, PAGE 811, WAYNE COUNTY RECORDS.

PARCEL 1 AS SURVEYED:

A PARCEL OF LAND LOCATED IN PRIVATE CLAIM 125 IN THE CITY OF DETROIT, WAYNE COUNTY, MICHIGAN, IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWESTERLY CORNER OF LOT 1 OF ARTHUR N. HILLS ROUGE DEVELOPMENT (AS RECORDED IN LIBER 62 OF PLATS, PAGE 68, WAYNE COUNTY RECORDS), THENCE ALONG THE WESTERLY LINE OF SAID ARTHUR N. HILLS ROUGE DEVELOPMENT AND THE EASTERLY LINE OF PRIVATE CLAIM 125, NORTH 28 DEGREES 57 MINUTES 02 SECONDS EAST (RECORDED AS NORTH 29 DEGREES 17 MINUTES 00 SECONDS EAST) 1462.29 FEET TO A POINT ON THE NORTHERLY LINE OF THE MICHIGAN CENTRAL RAILROAD RIGHT-OF-WAY (100 FEET WIDE) AND THE POINT OF BEGINNING; THENCE ALONG SAID RIGHT-OF WAY LINE,
289.40 FEET ON A NON-TANGENT CURVE TO THE LEFT (HAVING A CENTRAL ANGLE OF 13 DEGREES 44 MINUTES 46 SECONDS, A RADIUS OF 1206.28 FEET AND A CHORD BEARING NORTH 53 DEGREES 58 MINUTES 12 SECONDS WEST 288.71 FEET) TO A POINT ON THE EASTERLY LINE OF THE DETROIT AND TOLEDO SHORELINE RAILROAD (60 FEET WIDE); THENCE ALONG SAID EASTERLY LINE 194.12 FEET ON A NON-TANGENT CURVE TO THE RIGHT (HAVING A CENTRAL ANGLE OF 07 DEGREES 55 MINUTES 38 SECONDS, A RADIUS OF 1403.00 FEET AND A CHORD BEARING NORTH 17 DEGREES 49 MINUTES 56 SECONDS EAST 193.96 FEET TO A POINT ON THE MICHIGAN DEPARTMENT OF TRANSPORTATION RIGHT-OF WAY; THENCE ALONG SAID RIGHT-OF-WAY THE FOLLOWING TWO COURSES: (1) SOUTH 60 DEGREES 27 MINUTES 02 SECONDS EAST 46.99 FEET (RECORDED AS SOUTH 60 DEGREES 59 MINUTES 33 SECONDS EAST 46.01 FEET) AND (2) NORTH 57 DEGREES 41 MINUTES 59 SECONDS EAST (RECORDED AS NORTH 58 DEGREES 01 MINUTES 57 SECONDS EAST) 548.01 FEET TO A POINT ON THE SOUTHERLY LINE OF THE ROUGE RIVER; THENCE ALONG THE ROUGE RIVER, SOUTH 21 DEGREES 41 MINUTES 38 SECONDS EAST (RECORDED AS SOUTH 21 DEGREES 21 MINUTES 40 SECONDS EAST) 17.25 FEET TO A POINT ON THE EASTERLY LINE OF PRIVATE CLAIM 125; THENCE ALONG THE EASTERLY LINE OF PRIVATE CLAIM 125, SOUTH 28 DEGREES 57 MINUTES 02 SECONDS WEST 694.93 FEET (RECORDED AS SOUTH 29 DEGREES WEST 695.88 FEET) TO THE POINT OF BEGINNING.

PARCEL 2 (THIRD PARCEL ON DEED RECORDED IN LIBER 19666, PAGE 781 AND SECOND PARCEL IN DEED RECORDED IN LIBER 27645, PAGE 313, WAYNE COUNTY RECORDS):

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BEGINNING AT A POINT IN THE NORTHWESTERLY LINE OF SAID PRIVATE CLAIM 125 WHERE
IT IS INTERSECTED BY THE SOUTHWESTERLY LINE OF THE DETROIT, DELRAY AND DEARBORN RAILROAD COMPANY'S 100 FEET WIDE RIGHT OF WAY; THENCE SOUTHEASTWARDLY, ALONG SOUTHWESTERLY LINE, BY A CURVE TO THE RIGHT HAVING A RADIUS OF ELEVEN HUNDRED SIX FEET AND TWENTY EIGHT-ONE-HUNDREDTHS OF A FOOT, FOR A DISTANCE OF EIGHTY-SIX FEET AND FIFTY-EIGHT ONE HUNDREDTHS OF A FOOT TO THE WESTERLY LINE OF THE 60 FEET WIDE RIGHT OF WAY OF THE DETROIT AND TOLEDO SHORE LINE RAILROAD COMPANY, SAID CURVE LYING ON THE NORTHEASTERLY SIDE OF ITS CHORD, SAID CHORD HAVING A BEARING OF SOUTH 64 DEGREES 39 MINUTES 28 AND 1/2 SECONDS EAST AND A LENGTH OF EIGHT-SIX FEET AND FIFTY-FIVE ONE HUNDREDTHS OF A FOOT; THENCE SOUTHWARDLY ALONG THE LAST MENTIONED WESTERLY LINE, BY A CURVE TO THE LEFT HAVING A RADIUS OF FOURTEEN HUNDRED AND SIXTY-THREE FEET, FOR A DISTANCE OF THREE HUNDRED SEVEN FEET AND FORTY-SIX ONE HUNDREDTHS OF A FOOT TO THE SOUTHWESTERLY LINE OF LAND OF THE PENNSYLVANIA, OHIO AND DETROIT RAILROAD COMPANY, SAID CURVE LYING ON THE WESTERLY SIDE OF ITS CHORD, SAID CHORD HAVING A BEARING OF SOUTH 4 DEGREES 33 MINUTES 14 SECONDS WEST AND A LENGTH OF THREE HUNDRED SIX FEET AND NINETY-ONE HUNDREDTHS OF A FOOT; THENCE NORTH 39 DEGREES 30 MINUTES WEST ALONG SAID SOUTHWESTERLY LINE OF LAND OF SAID PENNSYLVANIA, OHIO AND DETROIT RAILROAD COMPANY, TWO HUNDRED TWENTY-NINE FEET AND THIRTY-FOUR ONE HUNDREDTHS OF A FOOT TO A POINT IN THE NORTHWESTERLY LINE OF SAID PRIVATE CLAIM 125; THENCE NORTHEASTWARDLY ALONG SAID NORTHWESTERLY LINE, ONE HUNDRED AND NINETY-FOUR ONE HUNDREDTHS OF A FOOT TO THE POINT OF BEGINNING.

TOGETHER WITH THE RIGHT TO USE, AS A WAY OF INGRESS AND EGRESS TO AND FROM THE PARCEL OF LAND THIRD HEREINBEFORE DESCRIBED, A STRIP OF LAND 20 FEET IN WIDTH LYING IMMEDIATELY WEST OF AND ADJOINING THE WEST LINE OF SAID PRIVATE CLAIM 125 AND EXTENDING FROM A POINT ON THE LINE OF SAID THIRD DESCRIBED PARCEL OF LAND IN A SOUTHERLY DIRECTION TO A STRIP OF LAND KNOWN AS LOT NUMBER A IN THE GRAND FACTORY SUBDIVISION OF PART OF PRIVATE CLAIM 118 ACCORDING TO THE PLAT THEREOF RECORDED IN LIBER 23 OF PLATS, PAGE 49, WAYNE COUNTY RECORDS.

PARCEL 2 AS SURVEYED:

A PARCEL OF LAND LOCATED IN PRIVATE CLAIM 125, CITY OF DETROIT , WAYNE COUNTY, MICHIGAN, IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEASTERLY CORNER OF THE GRAND FACTORY SUBDIVISION (AS RECORDED IN LIBER 23, PAGE 49, WAYNE COUNTY RECORDS), SAID POINT BEING THE INTERSECTION OF THE NORTHERLY LINE OF SANDERS AVE. (30 FEET WIDE) AND THE WESTERLY LINE OF PRIVATE CLAIM 125, THENCE ALONG THE WESTERLY LINE OF PRIVATE CLAIM 125, NORTH 29 DEGREES 00 MINUTES 00 SECONDS EAST 330.16 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID LINE, NORTH 29 DEGREES 00 MINUTES 00 SECONDS EAST 185.03 FEET TO THE SOUTHERLY LINE OF THE MICHIGAN CENTRAL RAILROAD RIGHT-OF-WAY, (100 FEET WIDE); THENCE ALONG SAID RIGHT-OF WAY, 88.18 FEET (RECORDED AS 86.58 FEET) ALONG A NON-TANGENT CURVE TO THE RIGHT (HAVING A CENTRAL ANGLE OF 04 DEGREES 34 MINUTES 01 SECONDS, A RADIUS OF 1106.28 FEET AND A CHORD BEARING SOUTH 64 DEGREES 46 MINUTES 56 SECONDS EAST 88.16 FEET, RECORDED AS SOUTH 64 DEGREES 39 MINUTES 28 SECONDS EAST 86.55 FEET) TO THE WESTERLY LINE OF THE DETROIT AND TOLEDO SHORELINE RAILROAD RIGHT-OF-WAY, 60 FEET WIDE; THENCE ALONG SAID WESTERLY LINE, 302.69 FEET (RECORDED AS 307.46 FEET) ALONG A NON-TANGENT CURVE TO THE LEFT (HAVING A CENTRAL ANGLE OF 11 DEGREES 51 MINUTES 15 SECONDS, A RADIUS OF 1463.00 FEET AND A CHORD BEARING SOUTH 04 DEGREES 28 MINUTES 27 SECONDS WEST 302.15 FEET (RECORDED AS SOUTH 04 DEGREES 33 MINUTES 14 SECONDS WEST 306.91 FEET); THENCE NORTH 39 DEGREES 30 MINUTES 06 SECONDS WEST
229.34 FEET (RECORDED AS NORTH 39 DEGREES 30 MINUTES 00 SECONDS WEST 229.34
FEET) TO THE POINT OF BEGINNING.

RE:  12200 PLEASANT
TAX ITEM NO. 017714, WARD 20

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